Registration No. 33-17423
                                                               File No. 811-5339


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                  --------------------------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                          Pre-Effective Amendment No.     [ ]


                        Post-Effective Amendment No.  15                   |X|


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                              Amendment No. 16 |X|
                        (Check appropriate box or boxes.)

                       -----------------------------------

                              CONCORDE FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

             1500 Three Lincoln Centre
                 5430 LBJ Freeway
                   Dallas, Texas                                     75240
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (972) 387-8258
              (Registrant's Telephone Number, including Area Code)

          Gary B. Wood, Ph.D.
    Concorde Financial Corporation                           Copy to:
(d/b/a Concorde Investment Management)                   Richard L. Teigen
       1500 Three Lincoln Centre                           Foley & Lardner

           5430 LBJ Freeway                          777 East Wisconsin Avenue

         Dallas, Texas 75240                        Milwaukee, Wisconsin 53202
------------------------------------------
 (Name and Address of Agent for Service)

                        ---------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

|X|      on  November 30, 1998 pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)

[ ]      on  (date)  pursuant to paragraph (a) of Rule 485

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on  (date)  pursuant to paragraph (a) (2) of Rule 485

If applicable, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

001.358833.3

                              CONCORDE FUNDS, INC.
                              CROSS REFERENCE SHEET

          (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                      Caption or Subheading in Prospectus
Item No. on Form N-1A                 Or Statement of Additional Information

Part A - INFORMATION REQUIRED IN
         PROSPECTUS
1. Cover Page                         Cover Page

2. Synopsis

                                      A MESSAGE FROM THE PRESIDENT OF CONCORDE
                                      FINANCIAL CORPORATION; EXPENSES

3. Condensed Financial Information    FINANCIAL HIGHLIGHTS; WHAT  HAS BEEN THE
                                      FUNDS' PERFORMANCE?

4. General Description of Registrant  WHAT IS CONCORDE FUNDS,  INC.?; WHAT ARE
                                      THE  FUNDS'  INVESTMENT  OBJECTIVES  AND
                                      POLICIES?;   DO  THE   FUNDS   HAVE  ANY
                                      INVESTMENT   LIMITATIONS  OR  STRATEGIES
                                      DESIGNED TO REDUCE RISK?;  MAY THE FUNDS
                                      ENGAGE IN OTHER INVESTMENT PRACTICES?

5. Management of the Fund             WHO  MANAGES  THE  FUNDS?;   WHAT  ABOUT
                                      BROKERAGE     TRANSACTIONS?;     GENERAL
                                      INFORMATION ABOUT THE FUNDS

5A.Management's  Discussion  of
   Fund  Performance                  WHAT HAS BEEN THE FUNDS' PERFORMANCE?

6. Capital Stock and Other
   Securities                         WHAT REPORTS WILL I RECEIVE?; WHAT ABOUT
                                      DIVIDENDS,  CAPITAL GAINS  DISTRIBUTIONS
                                      AND TAXES?;  GENERAL  INFORMATION  ABOUT
                                      THE FUNDS

7. Purchase of Securities Being
   Offered                            HOW IS A FUND'S SHARE PRICE DETERMINED?;
                                      HOW DO I OPEN AN  ACCOUNT  AND  PURCHASE
                                      SHARES?;  WHAT  RETIREMENT  PLANS DO THE
                                      FUNDS OFFER?; MAY SHAREHOLDERS  REINVEST

                                      DIVIDENDS?   MAY  SHAREHOLDERS  EXCHANGE
                                      SHARES?

8. Redemption or Repurchase           HOW DO I SELL MY SHARES?  MAY SHAREHOLDERS
                                      EXCHANGE SHARES?

9. Pending Legal Proceedings              *

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.Cover Page                         Cover page

11.Table of Contents                  Table of Contents

12.General Information and History    General Information

13. Investment  Objectives and        Policies  Included in  Prospectus  under
                                      "WHAT   ARE   THE   FUNDS'    INVESTMENT
                                      OBJECTIVES  AND  POLICIES?";  Investment
                                      Restrictions;    Description   of   Bond
                                      Ratings;    Investment    Policies   and
                                      Practices

14.Management of the Fund             Directors and Officers of the Corporation

15.Control Persons and Principal      Directors and Officers of the Corporation;
   Holders of Securities              Principal Shareholders

16.Investment Advisory and Other
   Services Investment Advisor; Custodian; Independent Certified Public Accountants

17.Brokerage Allocation and Other     Allocation of Portfolio Brokerage
   Practices

18.Capital Stock and Other
   Securities                         Included  in  Prospectus  under  "GENERAL
                                      INFORMATION ABOUT THE FUNDS"

19.Purchase,  Redemption and Pricing  Included in Prospectus  under "HOW IS A
   of Securities Being Offered        FUND'S SHARE PRICE DETERMINED?"; "HOW DO
                                      I OPEN AN ACCOUNT AND PURCHASE SHARES?";
                                      "WHAT  RETIREMENT  PLANS  DO  THE  FUNDS
                                      OFFER?";   "MAY  SHAREHOLDERS   REINVEST
                                      DIVIDENDS?"; "HOW DO I SELL MY SHARES?";
                                      Determination  of Net  Asset  Value  and
                                      Performance; Redemption of Fund Shares

20.Tax Status                         Taxes

21.Underwriters                       *

22.Calculation of Performance Data    Determination of Net Asset Value and
                                      Performance

23.Financial Statements               Financial Statements

-----------------------
* Answer negative or inapplicable

            LOGO

                                                                            LOGO


                                                               NOVEMBER 30, 1998


                                                            CONCORDE FUNDS, INC.
                                                       1500 THREE LINCOLN CENTRE
                                                                5430 LBJ FREEWAY
                                                             DALLAS, TEXAS 75240

                                                       TELEPHONE: (972) 387-8258
                                                              (FUND INFORMATION)

                                            (800) 294-1699 (ACCOUNT INFORMATION)

         CONCORDE FUNDS, INC., (the "FUNDS") is a no load, open-end, diversified management investment company offering shares in two separate mutual funds, each with a different investment objective. Concorde Value Fund seeks to produce long term growth of capital, without exposing capital to undue risk. Concorde Value Fund will invest principally in undervalued common stocks. Concorde Income Fund seeks current income, primarily through investing in a diversified portfolio of income producing securities. Growth of capital is a secondary objective.
------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                                               CRIMINAL OFFENSE.
------------------------------------------------------------


       This Prospectus sets forth concisely the information about the FUNDS that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the FUNDS has been filed with the Securities and Exchange Commission in the form of a
          Statement of Additional Information, dated November 30, 1998, which is incorporated by reference in the Prospectus. Copies of the Statement of
Additional Information will be provided without charge upon request to the FUNDS at the above address or telephone number.

                        A MESSAGE FROM THE PRESIDENT OF
                         CONCORDE INVESTMENT MANAGEMENT


     Concorde Investment Management, the investment advisor for Concorde Funds, Inc., serves as investment advisor and financial counsellor to individuals, trusts, and qualified plans. In managing assets, our organization's focus has always been to concentrate on appropriate risk and return. This focus is present in our managing of the assets of Concorde Value Fund and Concorde Income Fund.


     CONCORDE VALUE FUND. In managing equity investments, we believe the best investment policy is to buy quality, well-managed companies at a discount to their intrinsic value. We are prepared to hold them for long-term total returns regardless of what the consensus view of the overall stock market's value happens to be.

     CONCORDE INCOME FUND. In managing a diversified income-oriented portfolio, we primarily seek current income but also intend to take advantage of opportunities for capital appreciation and growth of investment income. We believe this can best be achieved by considering traditional income-producing securities as well as securities which provide inducements to participate in the potential growth of an issuer.

     We at Concorde Investment Management pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund and Concorde Income Fund.


                                         Sincerely

                                          /s/ GARY B. WOOD
                                         ----------------------
                                         Gary B. Wood, Ph.D.
                                         President

EXPENSES


  The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in a FUND, you will bear directly or indirectly. It should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. "Annual Operating Expenses" for the VALUE FUND and INCOME FUND are based on actual expenses incurred for the fiscal year ending September 30, 1998. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return for each FUND is not intended to be representative of past or future performance.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
Maximum sales load imposed on purchases.....................   None     None
Maximum sales load imposed on dividends.....................   None     None
Deferred sales load.........................................   None     None
Redemption fee..............................................   None*    None*
Exchange fee................................................   None     None

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
Management fees.............................................  0.90%    0.70%
12b-1 fees..................................................   None     None
Other expenses (net of reimbursements)......................  0.49%    1.19%**
Total fund operating expenses (net of reimbursements).......  1.39%    1.89%**


---------------

           *   A fee of $12.00 is charged for each wire redemption.


           ** "Other expenses" and "Total fund operating expenses" reflect the fact that the Advisor has voluntarily agreed to reimburse the INCOME FUND to the extent necessary to ensure that the "Total fund operating expenses" do not exceed 2% of the average daily net assets of the INCOME FUND. Total fund operating expenses and Other expenses for the Income Fund for the fiscal year ended September 30, 1998, would have been 1.76% and 2.46%, respectively, without the expense reimbursement.


EXAMPLE


                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:

         1 year.............................................  $ 14      $ 19
         3 years............................................  $ 44      $ 60
         5 years............................................  $ 77      $103
         10 years...........................................  $168      $223

FINANCIAL HIGHLIGHTS


  The financial highlights of the FUNDS should be read in conjunction with the FUNDS' audited financial statements and notes thereto included in the FUNDS' annual report to shareholders which contains the auditor's report as to the financial highlights. The FUNDS' audit financial statements, notes thereto and auditor's report thereon contained in the FUNDS' annual report to shareholders are incorporated by reference into the Statement of Additional Information. The financial highlights of the FUNDS set forth below have been audited.


                              CONCORDE VALUE FUND

                                                                 YEAR ENDED SEPTEMBER 30
                                         ------------------------------------------------------------------------
                                           1998      1997      1996      1995      1994       1993        1992
                                         --------   -------   -------   -------   -------   ---------   ---------
PER SHARE DATA:
   Net asset value, beginning of
     year..............................    $19.66    $14.95    $13.33    $12.28    $13.11      $11.13      $10.51
                                            -----     -----     -----     -----     -----       -----       -----
   Income (loss) from investment
     operations:
     Net investment income.............      0.02      0.06      0.07      0.06      0.04        0.07        0.16
     Net realized and unrealized gain
       (loss) on investments...........     (2.73)     5.66      1.73      1.47      0.55        2.05        0.71
                                            -----     -----     -----     -----     -----       -----       -----
       Total income (loss) from
        investment operations..........     (2.71)     5.72      1.80      1.53      0.59        2.12        0.87
                                            -----     -----     -----     -----     -----       -----       -----
   Less distributions:
     Distributions from net investment
       income..........................     (0.06)    (0.09)    (0.06)    (0.06)    (0.03)      (0.14)      (0.25)
     Distributions from net realized
       gains...........................     (1.53)    (0.92)    (0.12)    (0.42)    (1.39)      (0.00)      (0.00)
                                            -----     -----     -----     -----     -----       -----       -----
       Total from distributions........     (1.59)    (1.01)    (0.18)    (0.48)    (1.42)      (0.14)      (0.25)
                                            -----     -----     -----     -----     -----       -----       -----
   Net asset value, end of year........    $15.36    $19.66    $13.33    $12.28    $13.11      $11.13      $10.51
                                            -----     -----     -----     -----     -----       -----       -----
                                            -----     -----     -----     -----     -----       -----       -----
TOTAL RETURN...........................    -14.76%    40.58%    13.64%    13.32%     5.04%      19.16%       8.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....   $14,367   $17,532   $12,580   $12,235   $12,003     $12,630     $12,532
Ratio of expenses to average net
 assets................................      1.39%     1.60%     1.62%     1.74%     1.69%       1.64%       1.68%
Ratio of net investment income to
 average net assets....................      0.12%     0.38%     0.53%     0.52%     0.33%       0.54%       1.50%
Portfolio turnover rate................     44.62%    30.62%    26.10%    22.42%    75.43%      71.69%      51.69%
Average commission rate paid...........   $0.0711   $0.0711   $0.0551
Shares outstanding at end of year
 (period)..............................   935,377   891,633   841,293   917,929   977,095     963,554   1,126,309

                                              YEAR ENDED SEPTEMBER 30
                                         ---------------------------------
                                           1991        1990        1989
                                         ---------   ---------   ---------
PER SHARE DATA:
   Net asset value, beginning of
     year..............................     $ 8.35      $12.61      $11.29
                                             -----       -----       -----
   Income (loss) from investment
     operations:
     Net investment income.............       0.24        0.19        0.16
     Net realized and unrealized gain
       (loss) on investments...........       2.12       (3.55)       1.32
                                             -----       -----       -----
       Total income (loss) from
        investment operations..........       2.36       (3.36)       1.48
                                             -----       -----       -----
   Less distributions:
     Distributions from net investment
       income..........................      (0.20)      (0.38)      (0.13)
     Distributions from net realized
       gains...........................      (0.00)      (0.52)      (0.03)
                                             -----       -----       -----
       Total from distributions........      (0.20)      (0.90)      (0.16)
                                             -----       -----       -----
   Net asset value, end of year........     $ 8.35      $12.61      $11.29
                                             -----       -----       -----
                                             -----       -----       -----
TOTAL RETURN...........................      28.79%     -28.04%      13.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).....    $13,649     $11,735     $12,527
Ratio of expenses to average net
 assets................................       1.78%       1.75%       1.93%
Ratio of net investment income to
 average net assets....................       2.47%       1.88%       1.32%
Portfolio turnover rate................      25.36%      48.83%      32.34%
Average commission rate paid...........
Shares outstanding at end of year
 (period)..............................  1,298,530   1,405,070     993,752



                              CONCORDE INCOME FUND



                                                                    PERIOD ENDED SEPTEMBER 30,
                                                              --------------------------------------
                                                               1998       1997           1996*
                                                              -------    -------    ----------------
PER SHARE DATA:
   Net asset value, beginning of period.....................   $10.41      $9.94            $10.00
                                                                -----      -----     ----------
   Income from investment operations:
     Net investment income..................................     0.49       0.49           0.25
     Net realized and unrealized gain (loss) on
      investments...........................................    (0.39)      0.52          (0.18)
                                                                -----      -----     ----------
       Total income from investment operations..............     0.10       1.01           0.07
                                                                -----      -----     ----------
   Less distributions:
     Dividends from net investment income...................    (0.50)     (0.54)         (0.13)
     Distributions from net realized gains..................     0.00       0.00           0.00
                                                                -----      -----     ----------
       Total from distributions.............................    (0.50)     (0.54)         (0.13)
                                                                -----      -----     ----------
   Net asset value, end of period...........................   $10.01     $10.41          $9.94
                                                                -----      -----     ----------
                                                                -----      -----     ----------
TOTAL RETURN................................................     0.92%     10.41%          0.71%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's).....................   $4,818     $3,920        $ 2,217
   Ratio of expenses (net of reimbursement) to average net
     assets.................................................     1.89%      1.99%          2.01%
   Ratio of net investment income to average net assets.....     4.78%      4.86%          2.51%
   Portfolio turnover rate..................................    18.84%     20.07%         29.77%
   Average commission rate paid.............................  $0.0675    $0.0794        $0.1403
   Shares outstanding at end of period......................  481,341    376,468        223,052


---------------


 * Period from January 22, 1996 (commencement of operations) through September 30, 1996. Total investment return and other ratios are not annualized.

WHAT IS CONCORDE FUNDS, INC.?

  Concorde Funds, Inc. (the "FUNDS") is a no-load open-end diversified management investment company registered under the Investment Company Act of 1940. It was incorporated under the laws of Texas on September 21, 1987. On November 21, 1995, the FUNDS' corporate name was changed from Concorde Value Fund, Inc. to Concorde Funds, Inc. and it became a series investment company with two separate series of common stock, each of which is a separate mutual fund, namely, Concorde Value Fund (the "VALUE FUND") and Concorde Income Fund (the "INCOME FUND"). Each FUND is described in this Prospectus in order to help you compare the similarities and differences between the FUNDS so that you can determine which FUND, or whether a combination of the FUNDS, best meets your personal investment objectives. The VALUE FUND is the continuation of the original Concorde Value Fund, Inc. As an open-end investment company the FUNDS obtain their assets by continuously selling their shares to the public. Proceeds from the sale of shares are invested by a FUND in securities of other companies. In this way, the FUND:

- Combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by the FUND;

- Provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries; and

- Furnishes professional portfolio management to select and watch over investments. See "WHO MANAGES THE FUNDS?" for a discussion of the FUNDS' investment advisor.

  A FUND will redeem any of its outstanding shares on demand of the owner at the next determined net asset value of the shares. There are no sales, redemption or Rule 12b-1 distribution charges.

WHAT ARE THE FUNDS' INVESTMENT
OBJECTIVES AND POLICIES?

  VALUE FUND. The VALUE FUND's investment objective is to produce long-term growth of capital, without exposing capital to undue risks. The VALUE FUND will invest principally in undervalued common stocks. The VALUE FUND's investment advisor, Concorde Financial Corporation, which does business under the name Concorde Investment Management (the "Advisor"), considers the following valuation criteria, among other considerations, in determining that a common stock is undervalued: (a) price/earnings ratio; (b) price/cash flow ratio; (c) price/intrinsic value ratio; (d) dividend yield; (e) price/sales ratio; or (f) total capitalization/cash flow ratio. When analyzing the above criteria, the Advisor may consider and compare the relative value of a common stock with the following: (a) all common stocks within a particular broad-based universe; (b) all common stocks within a particular company's industry group; or (c) a common stock's own historical valuation history. The Advisor will use its judgment to determine the appropriate combination of valuation criteria, among other factors, in assessing if a common stock is undervalued. By investing in undervalued stocks, the Advisor believes that the VALUE FUND can be in a position to outperform the market while reducing its risk of underperforming the market. However in investing in undervalued stocks there is the risk that improving fundamentals may not be recognized as quickly as anticipated by the Advisor. Therefore, there can be no assurances that the VALUE FUND's investment objective will be achieved or that the VALUE FUND's portfolio will not decline in value.

  In selecting common stocks, the Advisor relies primarily on publicly available information as well as research information supplied by brokerage firms. The Advisor studies the financial statements of the issuer and other issuers in the same industry. No strict formulas are used in determining whether the characteristics of an undervalued stock are present.

  No minimum or maximum percentage of the VALUE FUND's assets is required to be invested in common stocks or any other type of security. During times when a high level of securities prices generally prevails there may be a scarcity of common stocks available that meet the Advisor's investment criteria. At these times the VALUE FUND may invest in preferred stocks, particularly those which are convertible into common stock, fixed-income securities such as U.S. Treasury Bonds and investment grade, nonconvertible corporate bonds and debentures. Additionally, investments in nonconvertible preferred stocks and debt securities may be made during times when there is perceived to be a potential for growth of capital (i.e., during periods of declining interest rates when the market value of such securities generally increases). The VALUE FUND will limit its investments in nonconvertible corporate bonds and debentures to those which have been assigned one of the highest four ratings of either Standard & Poor's Corporation (AAA, AA, A and BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A and Baa). A description of the foregoing ratings is set forth in the Statement of Additional Information under the caption "Description of Bond Ratings."

  INCOME FUND. The INCOME FUND'S primary investment objective is to produce current income. Growth of capital is a secondary objective and will be sought only when compatible with the primary objective. The INCOME FUND will attempt to achieve its investment objectives by investing primarily in a diversified portfolio of U.S. dollar denominated investment grade debt securities selected for their income characteristics relative to the risk involved. The INCOME FUND intends to invest between 20% and 50% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities ranging from two to ten years. The balance of the portfolio will be invested in other approved securities as the Advisor determines according to market conditions including the following: dividend paying common stocks (including common stocks of real estate investment trusts and royalty trusts); preferred stocks; convertible securities; corporate debt securities, including commercial paper; mortgage and other asset backed securities; U.S. bank obligations, including banker's acceptances and certificates of deposit; repurchase agreements; U.S. state and local government securities; foreign securities; and exchange-traded master limited partnerships. During periods of rising interest rates, a greater percentage of the INCOME FUND'S assets may be invested in securities that are less sensitive to interest rate changes.

  The INCOME FUND's principal objective is to obtain current income. However, unlike funds investing solely for income, the INCOME FUND intends also to take advantage of opportunities for modest capital appreciation and growth of investment income. The INCOME FUND may purchase securities which are convertible into, or exchangeable for, common stock when the Advisor believes they offer the potential for higher total return than nonconvertible securities. It may also purchase income securities that carry warrants or common stock purchase rights attached as an added inducement to participate in the potential growth of an issuer.

  The INCOME FUND has adopted an investment policy pursuant to which it will not purchase debt securities of any issuer if such purchase would at that time cause more than 20% of the value of the INCOME FUND'S assets to be invested in debt securities rated less than investment grade. Investment grade securities are (i) corporate bonds, debentures or notes rated at least BBB by Standard & Poor's Corporation ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") at the time of acquisition; and (ii) any type of unrated debt security that the Advisor determines at the time of acquisition to be of a quality comparable to the foregoing. If a security held by the INCOME FUND falls below a Baa rating by Moody's and a BBB rating by S&P, the INCOME FUND will consider all circumstances deemed relevant in determining whether to hold the security. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. A description of the foregoing ratings is set forth in the Statement of Additional Information.

  The INCOME FUND may invest up to 20% of its assets in debt securities that are rated below investment grade. The INCOME FUND, however, will not invest in any debt securities rated lower than B at the time of purchase by S&P and Moody's. Investments in high yield securities (i.e., less than investment grade), while producing greater income and opportunity for gain than investments in higher rated securities, entail relatively greater risk of loss of income or principal. Lower grade obligations are commonly referred to as "Junk Bonds". Market prices of high yield, lower grade obligations may fluctuate more than market prices of higher rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates. For further information about securities rated below investment grade, see "May the Funds Engage in Other Investment Practices -- Low Rated Securities."

  The values of the securities held by the INCOME FUND are subject to price fluctuations resulting from various factors, including rising or declining interest rates ("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). The Advisor attempts to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition.

  The INCOME FUND may invest in zero coupon U.S. government and corporate debt securities which do not pay current interest, but are purchased at a discount from their face value. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. The INCOME FUND may also invest in closed-end investment companies, restricted securities, covered call options on common stock, warrants, put bonds and variable rate securities. See "May the Funds Engage In Other Investment Practices" for a discussion of other investment restrictions and practices.

  The FUNDS' investment objectives and the foregoing investment policies are not fundamental and the FUNDS' Board of Directors may change the investment objectives and such policies without shareholder approval. A change in a FUND'S investment objective may result in the FUND having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the FUND.

DO THE FUNDS HAVE ANY INVESTMENT LIMITATIONS OR STRATEGIES DESIGNED TO REDUCE RISK?

  Each FUND has adopted certain investment limitations designed to reduce its exposure to risk of loss of capital. The FUNDS will not purchase securities on margin; participate in a joint-trading account; sell securities short; buy, sell or write put or call options, except for hedging purposes as described in the following section, or engage in futures trading. The

FUNDS are subject to additional investment limitations as follows:

- Neither FUND will purchase more than 10% of the voting securities of any issuer.

- Neither FUND will invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years.*

- Neither FUND will purchase the securities of any issuer if such purchase would cause more than 5% of the value of the FUND's total assets to be invested in the securities of any one issuer, exclusive of U.S. Government Securities.

- The VALUE FUND will not invest more than 5% of its net assets in warrants.

- Neither FUND will invest more than 25% of its assets in any one industry.

- The VALUE FUND will not lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

- Neither FUND will borrow money except from a bank and only for temporary or emergency purposes, and in no event in excess of 5% of the value of its total assets, or pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the FUND's net assets.

  The investment limitations described above are discussed in further detail in the Statement of Additional Information. Except as discussed below, these investment limitations and others set forth in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the shareholders of the appropriate FUND as described in the Statement of Additional Information. The Restriction marked with an asterisk (*) above is not a fundamental policy for the INCOME FUND. Non-fundamental investment policies may be changed without shareholder approval.

MAY THE FUNDS ENGAGE IN OTHER INVESTMENT PRACTICES?

  In order to achieve their investment objectives, the FUNDS may engage in the following investment practices in addition to those previously discussed.

  PORTFOLIO LENDING. In order to realize additional income, the INCOME FUND may lend its portfolio securities to unaffiliated persons who are deemed to be creditworthy (principally to broker/dealers). The loans must be secured continuously by cash collateral or U.S. government securities maintained on a current basis in an amount at least equal to the market value, determined daily, of the securities loaned. Cash collateral will be invested in money market instruments. During the existence of the loan, the INCOME FUND will continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with the collateral, either of which type of interest may be shared with the borrower. The INCOME FUND will have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the INCOME FUND to vote the securities. Such loans may not exceed 10% of the net assets of the INCOME FUND.

  PORTFOLIO TURNOVER. Consistent with the FUNDS' investment objectives, the Advisor will not engage in trading for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The VALUE FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued. The Advisor is prepared to hold stocks for several years or longer, if necessary. The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of a FUND, even if the same security has only recently been sold. In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders. Subject to those considerations, a FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable FUND's objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and each of the FUND's annual portfolio turnover rate may vary from year to year.

  It is expected that the VALUE FUND usually will have an annual portfolio turnover rate of less than 75% and the INCOME FUND usually will have an annual portfolio turnover rate of less than 50%, although the annual portfolio turnover rate of each FUND may vary widely from year to year depending upon market conditions. The annual portfolio turnover rate indicates changes in a FUND's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

  High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUNDS. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

  REPURCHASE AGREEMENTS AND OTHER SHORT-TERM INVESTMENTS. Each of the FUNDS may enter into repurchase agreements with banks or certain non-bank broker/dealers. In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the FUND's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The FUND's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the FUND could experience a loss. The FUNDS' Board of Directors has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

  In addition, each of the FUNDS may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Advisor to be of comparable quality. Each of the FUNDS may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000. The FUNDS will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay potential redemption requests. However, when investing for temporary defensive purposes, up to 100% of a FUND's assets may be invested in such securities.

  ILLIQUID SECURITIES. The INCOME FUND may invest up to 15% of its net assets in illiquid securities, which may include restricted securities, repurchase agreements maturing in more than seven days and other securities that are not readily marketable. Securities eligible to be resold to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the INCOME FUND in accordance with guidelines approved by the FUNDS' Board of Directors. Such guidelines take into account trading ability for such securities, any contractual restrictions and the availability of reliable pricing information, among other factors. Investing in Rule 144A securities could have the effect of increasing the level of the INCOME FUND's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Risks associated with illiquid securities include the potential inability of the INCOME FUND to promptly sell a portfolio security after its decision to sell and, with respect to illiquid restricted securities, the INCOME FUND may be required to pay all or a part of the registration expenses to sell the restricted security. For further information about illiquid securities, see the Statement of Additional Information.

  LOW-RATED SECURITIES. The INCOME FUND may invest up to 20% of its assets in securities that are rated below investment grade (i.e., rated lower than BBB by S&P and Baa by Moody's) or in unrated securities judged by the Advisor to be of comparable quality. The INCOME FUND, however, will not invest in any securities rated lower than B at the time of purchase. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C are regarded by S&P and Moody's, respectively, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. For additional information on the ratings used by S&P and Moody's and a description of low-rated securities, see the Statement of Additional Information.

  Low-rated securities generally offer a higher yield than that available from higher-rated securities. However, low-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for low-rated securities has expanded rapidly in recent years.

  The market for low-rated securities is generally thinner and less active than that for higher quality securities, which would limit the INCOME FUND's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The Advisor will seek to reduce the risks associated with investing in such securities by limiting the INCOME FUND's holdings in such securities and by the depth of its own credit analysis. For additional information about the risks of investing in low-rated securities, see the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES. The INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities are subject to prepayment risks in addition to market risks and financial risks.

  Mortgage-backed securities include guaranteed government agency mortgage-backed securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  Mortgaged-backed securities also include collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities, and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Securities issued by entities other than governmental entities may offer a higher yield but also may be subject to greater price fluctuations than securities issued by governmental entities.

  The INCOME FUND does not intend to invest in those mortgage-backed securities, such as certain classes of CMOs and other types of mortgage pass-through securities, which are designed to be highly sensitive to changes in prepayment and interest rates and can subject the shareholder to extreme reductions of yield and loss of principal.

  ASSET-BACKED SECURITIES. The INCOME FUND may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets, primarily credit card and automobile receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

  FOREIGN SECURITIES. The FUNDS may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Each FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated. The INCOME FUND may invest up to 10% and the VALUE FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. A FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a FUND's foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a FUND's income without providing a tax credit for the FUND's shareholders. Although the FUNDS intend to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

  MUNICIPAL SECURITIES. The INCOME FUND may invest up to 5% of its net assets in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain intrastate agencies and certain territories of the United States. The INCOME FUND may invest in both taxable and federal income tax-exempt municipal securities.

  SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The FUNDS may invest up to 10% of their net assets in shares of registered investment companies. The FUNDS will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUNDS) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

  Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests. By investing indirectly through a FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests. An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company's shares.

  HEDGING INSTRUMENTS. Although the INCOME FUND does not presently intend to do so, the FUNDS may purchase stock index put options to hedge against a loss in its stock portfolio caused by a general decline in the stock market. If the index declines over the life of the option contract, the put option becomes more valuable and the FUND will enter into a closing contract. The realized gain would offset the presumed unrealized loss in the FUND's portfolio. If the market rises over the life of the option contract, the option will become worthless and expire unexercised. In such event the FUND's loss on the option contract will be limited to the premium paid.

  The FUNDS may write (i.e., sell) covered call options and purchase call options to close out previously written call options but only if (i) the investments to which the call relates are common stock or other securities that have equity characteristics; and (ii) the calls are listed on a domestic securities exchange or quoted on the Nasdaq Stock Market. For a call to be "covered," either (a) the FUND must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration, or for an additional consideration held as set forth in (b), upon conversion or exchange of other securities held in its portfolio; or (b) the FUND must maintain in a segregated account cash or liquid securities adequate to purchase the securities, in each case until the FUND enters into a closing purchase transaction as to that call.

WHAT REPORTS WILL I RECEIVE?

  As a shareholder of the FUNDS you will be provided at least semi-annually with a report showing each FUND's portfolio and other information. Annually, after the close of the FUNDS' September 30 fiscal year, you will be provided with an annual report containing audited financial statements.


  An individual account statement will be sent to you by Firstar Mutual Fund Services, LLC after each purchase, including reinvestment of dividends, or redemption of shares of a FUND. You will also receive an annual statement after the end of the calendar year listing all your transactions in FUND shares during the year.

  If you have questions about your account, you may call Firstar Mutual Fund Services, LLC at (800) 294-1699. If you have general questions about the FUNDS or want more information, you may call us at (972) 387-8258 or write to us at CONCORDE FUNDS, INC., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary.


WHO MANAGES THE FUNDS?

  As a Texas corporation, the business and affairs of the FUNDS are managed by its Board of Directors. Each FUND has entered into an investment advisory agreement (the "Agreement") with the Advisor, Concorde Investment Management, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, under which the Advisor furnishes continuous investment advisory services and management to the FUNDS. The Advisor was formed in 1981 as an investment advisor, and since then has advised private accounts. Gary B. Wood, Ph.D., has been President of the Advisor since its inception, and the FUNDS' President and Senior Manager of the management team which has advised the FUNDS since inception. The management team for the VALUE FUND currently is comprised of Dr. Wood and John A. Stetter, co-managers, and Dennis R. Beall, analyst. John A. Stetter has been the FUNDS' secretary since January 1998 and a Portfolio Manager with the Advisor since 1994. From 1988 until 1994, he was the President of his own investment advisory firm. Dennis R. Beall is a Portfolio Manager with the Advisor and has been a mergers and acquisitions and investment analyst with the Advisor since 1988. The management team for the INCOME FUND currently is comprised of Dr. Wood and John
A. Stetter. The Advisor is controlled by Gary B. Wood, Ph.D.

  The Advisor supervises and manages the investment portfolio of each of the FUNDS and, subject to such policies as the Board of Directors of the FUNDS may determine, directs the purchase or sale of investment securities in the day-to-day management of the FUNDS. Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUNDS, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUNDS and maintaining its organization; bears all sales and promotional expenses of the FUNDS, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the FUNDS (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Advisor receives a monthly fee at the annual rate of 0.9% of the daily net assets of the VALUE FUND and 0.7% of the daily net assets of the INCOME FUND. The Advisor may voluntarily waive all or any portion of the advisory fees otherwise payable by the INCOME FUND. Such a waiver may be terminated at any time in the Advisor's discretion.

HOW IS A FUND'S SHARE PRICE
DETERMINED?

  The net asset value (or "price") per share of each FUND is determined by dividing the total value of the FUND's investments and other assets less any liabilities, by the number of outstanding shares of the FUND. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 P.M. Central time). Purchase orders for FUND shares accepted or FUND shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and FUND shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.

  Portfolio securities that are listed on a national securities exchange or quoted on the

Nasdaq Stock Market are valued at the last sale price on the day the valuation is made, or if not traded on the valuation date, the most recent bid price. Other securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Options purchased or written by the FUNDS are valued at the closing current bid price, when available. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?


  BY MAIL. Please complete and sign the New Account Application form included with this Prospectus and send it, together with your check or money order ($500 minimum for each FUND), made payable to Concorde Funds, Inc., to: CONCORDE FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts ($500 minimum) and other retirement plans ($500 minimum). Please call (972) 387-8258 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Mutual Fund Services, LLC will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by the FUNDS as a result.



  BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Mutual Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.



  BY WIRE. To establish a new account by wire please first call Firstar Mutual Fund Services, LLC, (800) 294-1699, to obtain a confirmation number. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to the FUNDS at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:


  Firstar Bank Milwaukee, N.A.
     ABA Number 075000022

     For credit to Firstar Mutual Fund Services, LLC

     Account Number 112-952-137
     For further credit to Concorde Funds, Inc.
     (Your account name and account number)
     (Shareholder Account Name)
     (Shareholder Account Number)


  The FUNDS and Firstar Mutual Fund Services, LLC are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System or from incomplete wiring instructions.



  ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $500) according to the aforementioned wiring instructions. You must notify Firstar Mutual Fund Services, LLC at (800) 294-1699 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.


  As a no-load mutual fund, there are no sales commissions, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. The FUNDS do not issue stock certificates for shares purchased. You may also invest in the FUNDS by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUNDS or the Advisor. The FUNDS may accept telephone orders from broker-dealers who have been previously approved by the FUNDS. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Mutual Fund Services, LLC.


  In addition, you may purchase shares of the FUNDS through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the FUNDS. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the FUNDS. Certain services of the FUNDS may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The FUNDS may only accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary.

  The FUNDS may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the FUNDS' behalf. In such event, a FUND will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the FUND'S net asset value next computed after it is accepted by the Processing Intermediary.


  Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the FUNDS or the Advisor. Additionally, the Adviser and/or the FUNDS may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the FUNDS may be purchased through Processing Intermediaries without regard to a FUND'S minimum purchase requirement.


  ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY THE FUNDS, AND ARE NOT BINDING UNTIL SO ACCEPTED. THE FUNDS DO NOT ACCEPT TELEPHONE ORDERS FOR PURCHASE OF SHARES AND RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by the Advisor's employees and their family members. Shareholders will be advised at least 30 days in advance of any increases in such minimum amounts and the FUNDS' prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.

HOW DO I SELL MY SHARES?


  At any time during normal business hours you may request the FUNDS to redeem your shares in whole or in part. Written redemption requests must be directed to CONCORDE FUNDS, INC., c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to the FUNDS at its corporate address, it will be forwarded to Firstar Mutual Fund Services, LLC, but the effective date of redemption will be delayed until the request is received by Firstar Mutual Fund Services, LLC. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.



  A redemption request must be received in "Good Order" by Firstar Mutual Fund Services, LLC for the request to be processed.

"Good Order" means the request for redemption must include:

- Your letter of instruction specifying the name of the FUND and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

TYPE OF REGISTRATION           REQUIREMENTS
Individual, Joint Tenants,     Redemption request signed
Sole Proprietorship,           by all person(s) required
Custodial (Uniform Gift to     to sign for the account,
Minors Act), General Partners  exactly as it is
                               registered.
Corporations, Associations     Redemption request and a
                               corporate resolution,
                               signed by person(s)
                               required to sign for the
                               account, accompanied by
                               signature guarantee(s).

TYPE OF REGISTRATION           REQUIREMENTS
Trusts                         Redemption request signed
                               by the trustee(s) with a
                               signature guarantee. (If
                               the Trustee's name is not
                               registered on the
                               account, a copy of the
                               trust document certified
                               within the last 60 days
                               is also required).

- Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address within 15 days of request. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.


Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Mutual Fund Services, LLC.



  The redemption price per share for each FUND is the next determined net asset value after Firstar Mutual Fund Services, LLC receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in the appropriate FUND's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Mutual Fund Services, LLC of the redemption request in "Good Order" unless a FUND is requested to redeem shares for which it may not yet have received good payment (e.g. cash, bank money order or certified check on a U.S. bank.) In such event the FUND may delay the mailing of a redemption check until such time as it has assured itself that good payment for the purchase price of the shares has been collected. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) Wire transfers may be arranged through Firstar Mutual Fund Services, LLC who will assess a $12.00 wiring charge against your account.



  You may redeem shares of the FUNDS by telephone. To redeem shares by telephone, you must check the appropriate box on the New Account Application as the FUNDS do not make this feature available to shareholders automatically. Once this feature has been requested, you may redeem shares by phoning Firstar Mutual Fund Services, LLC at 1-800-294-1699 or 1-414-765-4124 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Mutual Fund Services, LLC. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $12.00 wire fee will apply. If the proceeds are sent by Electronic Funds Transfer (EFT), there is no charge to the shareholder. Transfers via EFT generally take up to three business days to reach your bank account.



  In order to arrange for telephone redemptions after a FUND account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Mutual Fund Services, LLC. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.



  The FUNDS reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares of the FUNDS by telephone may be modified or terminated by the FUNDS at any time. Neither the FUNDS nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.


  Shares of the FUNDS purchased through programs of services offered or administered by Processing Intermediaries that have entered into agreements with a FUND may be required to be redeemed through such programs. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the FUNDS. The FUNDS may only accept redemption requests from an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. The FUNDS may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept redemption requests on the FUNDS' behalf. In such event, a FUND will be deemed to have received a redemption request when the Processing Intermediary accepts the customer request, and the redemption price will be the FUND'S net asset value next computed after the customer redemption request is accepted by the Processing Intermediary.


  You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Mutual Fund Services, LLC by telephone, you may redeem shares by delivering the redemption request to Firstar Mutual Fund Services, LLC by mail as described above.


  The FUNDS reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account falls below $250. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $250 solely because of a decline in a FUND's net asset value.

  Your right to redeem shares of the FUNDS will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a FUND to dispose of its securities or fairly to determine the value of its net assets.

MAY SHAREHOLDERS EXCHANGE SHARES?

  You may exchange your shares for shares in the other FUND at any time. The registration of the account from which the exchange is being made and the amount to which the exchange is made must be identical. State securities laws may restrict your ability to make exchanges.


  Exchange requests are subject to a $500 minimum, except for telephone exchanges which are subject to a $1,000 minimum. The value to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for the exchange. AN EXCHANGE FROM ONE FUND TO ANOTHER IS TREATED THE SAME AS AN ORDINARY SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES. THEREFORE, YOU COULD REALIZE A CAPITAL GAIN OR LOSS ON THE TRANSACTION. THIS IS NOT A TAX-FREE EXCHANGE. There are no fees charged on exchange requests. Exchange requests should be directed to Firstar Mutual Fund Services, LLC. The FUNDS reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect. The responsibility of the FUNDS and Firstar Mutual Fund Services, LLC for the authenticity of telephone exchange instructions is limited as described under "How Do I Sell My Shares."


WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

  Each FUND intends normally to distribute substantially all of its net investment income and net realized capital gains to its shareholders so as to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income or net realized capital gains. The INCOME FUND will pay dividends quarterly. The record date for such dividends normally will be in March, June, September and December. The record date for the VALUE FUND's dividends normally will be in December.

  For federal income tax purposes, distributions by the FUNDS, whether invested by you in additional shares or received by you in cash, will be taxable to you as either ordinary income or capital gains. You will be notified annually as to the federal tax status of dividends and distributions, including the eligibility of dividends for the dividends received deduction for corporations.

  In addition to federal taxes, you may also be subject to state and local taxes, depending on the laws of your home state and locality.

MAY SHAREHOLDERS REINVEST DIVIDENDS?

  You may elect to have all dividends and capital gains distributions reinvested or paid in cash. Please refer to the share purchase application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the appropriate FUND calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the FUND registered in your name, including those previously purchased.

  You may change an election at any time by notifying the FUNDS in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The FUNDS may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.


  If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or if the check(s) remain outstanding for at least six months, the FUNDS reserve the right to reinvest the check(s) at the then current net asset value until you notify us with different instructions.


WHAT RETIREMENT PLANS DO THE FUNDS OFFER?

  The FUNDS offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

- INDIVIDUAL RETIREMENT ACCOUNTS ("IRA"). Individual shareholders may establish their own tax-sheltered IRA. The FUNDS offer both a traditional IRA and a Roth IRA (sometimes known as American Dream IRA).

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA). The SEP/IRA is a pension plan in which the employer contributes to an IRA. The SEP/IRA is also available to self-employed individuals.

- RETIREMENT PLANS. The plans, including both a profit-sharing plan and a pension plan, are available for use by sole proprietors, partnerships and corporations.

- 403(B)(7) PLAN. The 403(b)(7) plan is available for use by employees of certain educational, non-profit hospital and charitable corporations.

- 401(K) PLAN. The 401(k) plan is a cash or deferred arrangement profit-sharing plan available to employers of all sizes to benefit their employees.

  Contact the FUNDS for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax advisor regarding these plans is recommended.

WHAT ABOUT BROKERAGE TRANSACTIONS?

  Each Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of the FUNDS' portfolio securities. In placing purchase and sale orders for the FUNDS, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  Each Agreement permits the Advisor to cause the FUNDS to pay a broker which provides brokerage and research services to the Advisor a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Advisor believes this to be in the best interests of the FUNDS. Although the FUNDS do not intend to market shares through intermediary broker-dealers, the FUNDS may place portfolio orders with broker-dealers who recommend the purchase of shares to clients if the Advisor believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

GENERAL INFORMATION ABOUT THE FUNDS

  DESCRIPTION OF SHARES AND VOTING RIGHTS. The FUNDS' authorized capital consists of a single class of 30,000,000 shares of Common Stock, $1.00 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate FUND. Each share of a FUND represents an equal proportionate interest in that FUND. Shareholders are entitled: (i) to one vote per full share of Common Stock;
(ii) to such distributions as may be declared by the FUNDS' Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the FUNDS will be fully paid and non-assessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

  The Board of Directors may classify or reclassify any unissued shares of the FUNDS and may designate or redesignate the name of any outstanding series of shares of the FUNDS. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Texas law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series of the FUNDS' shares, together with all income, earnings, profits and proceeds thereof, belong to that series and will be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the FUNDS in the proportion that the total net assets of the series bear to the total net assets of all series of the FUNDS' shares. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series and dividends may be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the FUNDS, the holders of each series will be entitled out of the assets of the FUNDS available for distribution, to the assets belonging to that series.


  CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Firstar Bank Milwaukee, N.A., Milwaukee, Wisconsin, is the custodian for all securities and cash of the FUNDS and Firstar Mutual Fund Services, LLC serves as the FUNDS' transfer and dividend disbursing agent.



YEAR 2000



  The FUNDS are aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the FUNDS' business operations.



  The FUNDS have no application systems of their own and are entirely dependent on their service providers' systems and software. The FUNDS are working with their service providers (including their investment advisor, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the FUNDS cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the FUNDS.


WHAT HAS BEEN THE FUNDS' PERFORMANCE?

  PERFORMANCE INFORMATION.

  The FUNDS may provide performance data from time to time in advertisements, reports to shareholders and other communications with shareholders.

  FUND performance may be shown by presenting one or more performance measurements, including "average annual total return", "total return", "cumulative total return" and "yield."

  Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a FUND for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a FUND during a specified period. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a FUND's performance over a stated period of time.

  A FUND's yield is a measure of the net investment income per share earned by the FUND over a specified one-month period expressed as a percentage of the maximum offering price of the FUND's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that the FUND generates the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized.


  The FUNDS may also compare their performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar Principia Pro, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar Principia Pro are independent ranking services that rank mutual funds based upon total return performance.) The FUNDS may also compare their performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 2000 Index, the Wilshire Mid Cap Value Index, the Consumer Price Index and the Lehman Brothers Intermediate Government/Corporate Index.



  MANAGEMENT'S DISCUSSION OF VALUE FUND PERFORMANCE. The total return for the VALUE FUND for the fiscal year ended September 30, 1998 was -14.76%. This performance compares to 9.06% for the S&P 500 and .48% for the NASDAQ, both of which are considered large capitalization stock oriented indices. The VALUE FUND, which invests in large, medium and small company stocks, compares more favorably with returns of the Value Line Average of -17.99%, the Morningstar Mid Cap Value Fund category of -11.71%, the Russell 2000 Index of -19.04%, and the Wilshire Mid Cap Value Index of -7.35%. These indices are more representative of the broader U.S. stock market, including smaller and medium size companies. After producing a positive total return during the first half of the fiscal year, the VALUE FUND experienced a significant decline in the second half as the broader U.S. market peaked in April and the larger capitalization stocks began a major decline in July.



  Sectors within the VALUE FUND generating positive total returns for the year include conglomerates, consumer staples, entertainment, health, services and utilities. Sectors with annual negative returns include consumer durables, energy and natural resources, finance and insurance, industrial cyclicals, retail trade and technology.



  Stocks contributing positive returns for the year include Tyco Intl., Playtex Products, SUPERVALU, Inc., Fannie Mae, Johnson & Johnson, Inc., Merck, Vulcan Materials, Spartech and Tele-Communications, Inc. All of these issues continued to report very good corporate performance and many are also seen as operating businesses which should be resistant to possible economic weakness.



  Some individual stocks with negative returns for the year dropped as they incurred either company or industry specific weakness in business conditions. Most prominent of this group include Atlantic Richfield, R&B Falcon Drilling, Triton Energy and Weatherford International in the energy industry; Bankers Trust, Lehman Brothers Holdings and United Companies Financial in the financial area; Fedders Corp. and The Timken Company in the industrial sector; and Dallas Semiconductor, Electroglas, FSI International and Motorola in the technology group. Republic Group, Superior Industries and VICORP Restaurants stock performances were negative despite reporting financial results equal to or in excess of expectations. NCR Corp. and Intuit are holdings in the technology and services area which recorded good business progress and had positive stock returns.



  The graph displayed below shows that the VALUE FUND'S performance since December 4, 1987 (inception) has lagged the performance of the S&P 500 Index, a broad-based market index. The S&P 500 Index is a capitalization weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange and tend to be large-capitalization stocks. The stocks in the VALUE FUND'S portfolio are small, medium and large-capitalization issues and the VALUE FUND is classified as a medium capitalization fund. As a result, its stocks more closely match the stocks in other indices discussed above, such as the Value Line Average, Russell 2000 Index and Wilshire Mid Cap Value Index.



  The calculations in the graphs below assume reinvestment of all dividends and reflect the effect of all recurring fees.


                             CONCORDE VALUE FUND
                            PERFORMANCE COMPARISON
           9/30/98 VALUE OF $10,000 INVESTED ON 12/4/87 (INCEPTION)



                             Concorde
                 S&P 500    Value Fund
                 ----------------------
     12/4/87     $10,000       $10,000
      Dec-87     $10,761       $ 9,800
                 $11,214       $10,540
                 $11,737       $11,290
      Mar-88     $11,374       $11,600
                 $11,500       $11,370
                 $11,600       $11,080
      Jun-88     $12,133       $12,170
                 $12,087       $12,190
                 $11,676       $11,110
      Sep-88     $12,173       $11,290
                 $12,511       $11,080
                 $12,333       $10,790
      Dec-88     $12,548       $11,173
                 $13,467       $11,670
                 $13,132       $11,934
      Mar-89     $13,438       $12,288
                 $14,135       $12,572
                 $14,707       $13,130
      Jun-89     $14,624       $12,603
                 $15,944       $13,049
                 $16,257       $13,211
      Sep-89     $16,190       $12,785
                 $15,814       $11,700
                 $16,137       $11,589
      Dec-89     $16,524       $11,652
                 $15,415       $10,904
                 $15,614       $11,069
      Mar-90     $16,028       $11,410
                 $15,627       $10,992
                 $17,151       $11,498
      Jun-90     $17,034       $11,586
                 $16,980       $11,289
                 $15,445       $10,002
      Sep-90     $14,693       $ 9,188
                 $14,630       $ 8,593
                 $15,575       $ 9,177
      Dec-90     $16,009       $ 9,706
                 $16,707       $10,618
                 $17,902       $11,417
      Mar-91     $18,335       $11,586
                 $18,379       $11,496
                 $19,173       $11,811
      Jun-91     $18,295       $11,788
                 $19,147       $12,014
                 $19,601       $12,047
      Sep-91     $19,274       $11,834
                 $19,532       $12,036
                 $18,745       $11,665
      Dec-91     $20,889       $12,367
                 $20,501       $12,690
                 $20,767       $13,232
      Mar-92     $20,362       $13,255
                 $20,961       $13,393
                 $21,064       $13,474
      Jun-92     $20,750       $12,978
                 $21,599       $13,289
                 $21,156       $13,024
      Sep-92     $21,405       $12,828
                 $21,478       $13,013
                 $22,208       $13,508
      Dec-92     $22,482       $14,176
                 $22,670       $14,444
                 $22,979       $14,432
      Mar-93     $23,464       $14,805
                 $22,896       $14,665
                 $23,507       $14,898
      Jun-93     $23,575       $14,898
                 $23,481       $14,910
                 $24,371       $15,248
      Sep-93     $24,183       $15,283
                 $24,684       $15,481
                 $24,449       $15,330
      Dec-93     $24,745       $15,614
                 $25,587       $15,940
                 $24,893       $15,888
      Mar-94     $23,810       $15,523
                 $24,115       $15,379
                 $24,508       $15,536
      Jun-94     $23,908       $15,418
                 $24,692       $15,692
                 $25,702       $16,279
      Sep-94     $25,075       $16,005
                 $25,636       $15,966
                 $24,703       $15,379
      Dec-94     $25,069       $14,986
                 $25,718       $14,959
                 $26,718       $15,150
      Mar-95     $27,507       $15,544
                 $28,315       $15,966
                 $29,445       $16,373
      Jun-95     $30,128       $16,972
                 $31,126       $17,761
                 $31,203       $17,774
      Sep-95     $32,520       $18,128
                 $32,403       $17,815
                 $33,822       $18,495
      Dec-95     $34,475       $18,596
                 $35,647       $19,023
                 $35,979       $19,202
      Mar-96     $36,324       $19,588
                 $36,858       $19,961
                 $37,805       $20,415
      Jun-96     $37,949       $20,181
                 $36,272       $19,313
                 $37,037       $19,961
      Sep-96     $39,119       $20,608
                 $40,198       $21,063
                 $43,233       $22,056
      Dec-96     $42,377       $21,930
                 $45,021       $23,225
                 $45,377       $23,092
      Mar-97     $43,517       $22,268
                 $46,110       $23,622
                 $48,914       $24,829
      Jun-97     $51,105       $25,903
                 $55,168       $27,787
                 $52,079       $27,169
      Sep-97     $54,927       $28,935
                 $53,093       $27,949
                 $55,551       $28,037
      Dec-97     $56,506       $28,283
                 $57,134       $28,347
                 $61,253       $30,497
      Mar-98     $64,389       $31,876
                 $65,039       $32,646
                 $63,921       $31,652
      Jun-98     $66,516       $31,106
                 $65,811       $29,229
                 $56,308       $24,384
      Sep-98     $59,917       $24,641

                              CONCORDE INCOME FUND
                             PERFORMANCE COMPARISON
            9/30/98 VALUE OF $10,000 INVESTED ON 1/22/96 (INCEPTION)

                              Income
                   Index       Fund
               -------------------------
1/22/96           $10,000     $10,000
                  $10,112     $10,020
                  $ 9,994     $ 9,900
Mar 96            $ 9,943     $ 9,900
                  $ 9,908     $ 9,840
                  $ 9,900     $ 9,770
Jun 96            $10,005     $ 9,880
                  $10,035     $ 9,790
                  $10,043     $ 9,890
Sep 96            $10,183     $10,070
                  $10,363     $10,192
                  $10,500     $10,475
Dec 96            $10,432     $10,400
                  $10,473     $10,442
                  $10,493     $10,462
Mar 97            $10,421     $10,266
                  $10,544     $10,350
                  $10,631     $10,486
Jun 97            $10,728     $10,621
                  $10,946     $10,938
                  $10,891     $10,833
Sep 97            $11,017     $11,118
                  $11,177     $11,107
                  $11,228     $11,118
Dec 97            $11,344     $11,113
                  $11,491     $11,221
                  $11,479     $11,242
Mar 98            $11,514     $11,286
                  $11,570     $11,264
                  $11,654     $11,253
Jun 98            $11,732     $11,231
                  $11,777     $11,054
                  $11,999     $10,932
Sep 98            $12,279     $11,220


  The Lehman Brothers Intermediate Government/Corporate Index contains a group of bonds with maturities between 1.00 and 9.99 years. The group is a subset of approximately 4,000 publicly issued corporate and U.S. Government debt rated Baa or better, and each issue has at least $100 million par amount outstanding. The calculations in the graph above assume reinvestment of all dividends and reflect the effect of all recurring fees.



  MANAGEMENT'S DISCUSSION OF INCOME FUND PERFORMANCE. In pursuing its primary investment objective of current income and secondary objective of capital appreciation, the INCOME FUND generated a total return of .92% for the fiscal year ending September 30, 1998. Investment income (interest and dividends) modestly exceeded net capital depreciation for the year as losses on equity oriented securities in the portfolio were balanced by income and modest gains in the fixed income segment of the INCOME FUND.



  The average maturity of the fixed income holdings was increased during the year from between 6 and 7 years to around 8 years which increased the positive total return during the second half of the year as interest rates fell. The primarily high quality bond holding performed well as investors shunned lower quality securities. The Federal Agency obligations and corporate preferred stocks lagged the U.S. Treasury holdings as yield spreads widened during the flight to quality in the markets during the late summer of 1998.



  Most of the equity related issues in the INCOME FUND generated total return losses for the year, following the stock market decline in 1998. The significant dividends that all of these securities distribute helped to offset the capital losses. Individually, PIMCO Commercial Mortgage Trust, Strategic Global Income Fund and Bethlehem Steel C.V. Pfd. produced total return gains. Bankers Trust, Capstead Mortgage and United Companies Financial Corp. C.V. Pfd. all had significant losses as a result of company specific results and concerns, primarily related to the credit market turmoil and liquidity constraints that emerged late in the year.



  The INCOME FUND'S Real Estate Investment Trust (REIT) holdings, including First Industrial Realty, HRPT Properties, Hospitality Properties and Corporate Office Property, generated total return losses as REIT's adjusted to lower growth expectations. Chemed Corp. common stock declined in price from initial purchases during the year despite excellent corporate results and solid prospects for the future. ICO Holdings, Inc. C.V. Pfd. and Atlantic Richfield common both dropped as concerns in the energy and chemical businesses weighed on those industry stocks.



  The INCOME FUND'S performance compares unfavorably with the Lehman Brothers Gov./Corp. Index for the fiscal year ending September 30, 1998 as a result of the negative performance of the equity related securities in the INCOME FUND. The Lehman Index contains a group of bonds with maturities between 1.00 and 9.99 years only. The performance of only the bond and note holdings in the INCOME FUND would compare favorably with the Lehman Brothers Intermediate Government Corporate Index.

[CONCORDE FUNDS LOGO]                NEW ACCOUNT APPLICATION
                          PLEASE MAIL IN THE ENCLOSED RETURN ENVELOPE TO:
                          CONCORDE FUNDS, C/O FIRSTAR MUTUAL FUND SERVICES, LLC POST OFFICE BOX 701, MILWAUKEE, WISCONSIN 53201-0701

NEW ACCOUNT REGISTRATION (PLEASE TYPE OR PRINT)

Note: Do not use this application for IRAs, SEPs or if establishing one of the Fund's prototype retirement plans. Please call 1-800-294-1699 or 1-972-387-8258 for the appropriate application.

-------------------------------------------------------------------------------------------------------------
Owner (individual, Corporation, Partnership, Trust)                    Social Security/Taxpayer I.D. Number

-------------------------------------------------------------------------------------------------------------
Co-Owner* (if any)                                                     Social Security/Taxpayer I.D. Number

-------------------------------------------------------------------------------------------------------------
Mailing Address (Individuals should provide their residence address)

                                                                                      (    )
-------------------------------------------------------------------------------------------------------------
City                             State                           Zip Code                     Daytime Phone

*Indicate nature of co-ownership:
     [ ] Community Property (No Right of Survivorship)
     [ ] Joint Tenants with Rights of Survivorship
     [ ] Tenants in Common
     [ ] Other (Please specify):
                                -----------------------------------------------------------------------------

Any registration in the names of two or more co-owners will be without right of survivorship, unless otherwise specified. Shares may be registered in the name of a custodian for a minor under applicable state law. In such cases, the name of the state should be indicated, and the taxpayer identification or social security number should be that of the minor. Shares registered in the name of a trust should also identify the name(s) of Trustee(s) and Trust date.

INITIAL INVESTMENT (MINIMUM $500)

Please establish my account in  [ ] Concorde Value Fund   [ ] Concorde Income Fund.  (Share certificates will
not be issued.)

[ ] By Check: I have enclosed a check made payable to Concorde Value Fund or Concorde Income Fund for $
                                                                                                       -----------
[ ] By Wire: $
              ----------------------------------------------   ----------------------------------------------
                                Amount                                           Date of Wire

     A. Call 1-800-294-1699 to insure proper credit
     B. Complete and return this application
     C. Wire your investment through any Federal Reserve bank, as follows:
        Firstar Bank Milwaukee, N.A. ABA Number 075000022
        For credit to Firstar Mutual Fund Services, LLC Account Number 112-952-137
        For further credit to Concorde Funds,
                                             ----------------------------------------------------------------
                                                                     (Your Account Name)
ELECTION REGARDING DISTRIBUTIONS

If no option is checked, all distributions will be reinvested.
[ ] I would like all distributions to be reinvested in my account.
[ ] I would like dividends to be paid in cash and capital gains reinvested.
[ ] I would like all distributions to be paid to me in cash.

TELEPHONE REDEMPTION (optional)

[ ] Permits the redemption of a minimum of $1,000. The proceeds will be mailed to the address above or deposited to your bank account.
    [ ]  Via Wire*           [ ] Electronic Funds Transfer

-------------------------------------------------------------------------------------------------------------
     Name on Bank Account

-------------------------------------------------------------------------------------------------------------
     Bank Name                                                                   Account Number

-------------------------------------------------------------------------------------------------------------
     Bank Address

   To ensure proper crediting to your bank account, please attach a deposit slip for the accounts shown above.

*  A $12.00 fee will be applied to any redemption when the proceeds are wired.

SIGNATURE AND CERTIFICATION

I have received and read the Prospectus for Concorde Funds, Inc., ("Fund"). I understand the Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I am of legal age in my state of residence and have full authority to purchase shares of the Fund and to establish and use any related privileges.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION
NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP
WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT
TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE  IRS HAS NOTIFIED
ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-------------------------------------------------------------------------------------------------------------
Signature of Individual                                                                    Date

-------------------------------------------------------------------------------------------------------------
Signature of Joint Owner                                                                   Date

-------------------------------------------------------------------------------------------------------------
Signature of Authorized Officers, Partners, Trustees or Others                             Date

DIRECTORS OF THE FUND

JOHN R. BRADFORD, Ph.D.

Vice President of Development of Compliance Services Group, Inc.

GILBERT F. HARTWELL


Chairman of the Board of Century Business Machines


JOHN H. WILSON
President of U.S. Equity Corporation

GARY B. WOOD, Ph.D.


President, Treasurer and a director of Concorde Investment Management and Concorde Capital Corporation; Chairman of the Board and a director of OmniMed Corporation, International Hospital Corporation and Alpha Holdings, Inc.


OFFICERS OF THE FUND

GARY B. WOOD, Ph.D.

President and Treasurer

JOHN A. STETTER

Secretary


CUSTODIAN



Firstar Bank Milwaukee, N.A.


777 East Wisconsin Avenue


Milwaukee, Wisconsin 53202



TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT


Firstar Mutual Fund Services, LLC

Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Kinder & Wyman, P.C.
511 E. John Carpenter Freeway
Suite 200
Irving, Texas 75062

LEGAL COUNSEL

Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE

Individual Retirement Accounts ("IRA"), including Traditional IRA and Roth IRA Simplified Employee Pension Plan ("SEP/IRA")
Defined Contribution Retirement Plans
  (Profit Sharing Plan and Pension Plan for sole proprietors, partnerships and corporations)
Section 401(k) Plan
Section 403(b)(7) Plan
Dividend Reinvestment Plan

                               Table of Contents


                                        PAGE NO.
                                        --------
A MESSAGE FROM THE PRESIDENT
  OF CONCORDE INVESTMENT MANAGEMENT....    ii
EXPENSES...............................     1
FINANCIAL HIGHLIGHTS...................     2
WHAT IS CONCORDE FUNDS, INC.? .........     3
WHAT ARE THE FUNDS' INVESTMENT
  OBJECTIVES AND POLICIES?.............     3
DO THE FUNDS HAVE ANY INVESTMENT
  LIMITATIONS OR STRATEGIES DESIGNED TO
  REDUCE RISK?.........................     5
MAY THE FUNDS ENGAGE IN OTHER
  INVESTMENT PRACTICES?................     6
WHAT REPORTS WILL I RECEIVE?...........    10
WHO MANAGES THE FUNDS?.................    11
HOW IS A FUND'S SHARE PRICE
  DETERMINED?..........................    11
HOW DO I OPEN AN ACCOUNT AND PURCHASE
  SHARES?..............................    12
HOW DO I SELL MY SHARES?...............    13
MAY SHAREHOLDERS EXCHANGE SHARES?......    16
WHAT ABOUT DIVIDENDS, CAPITAL GAINS
  DISTRIBUTIONS AND TAXES?.............    16
MAY SHAREHOLDERS REINVEST DIVIDENDS?...    16
WHAT RETIREMENT PLANS DO THE FUNDS
  OFFER?...............................    17
WHAT ABOUT BROKERAGE TRANSACTIONS?.....    17
GENERAL INFORMATION ABOUT THE FUNDS....    17
YEAR 2000..............................    18
WHAT HAS BEEN THE FUNDS'
  PERFORMANCE?.........................    18

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated
November 30, 1998, and, if given or made, such information or representation may not be relied upon as having been authorized by Concorde
Funds, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.


                                       LOGO
                             APPLICATION AND PROSPECTUS

                                    Dallas, Texas

                                  November 30, 1998




STATEMENT OF ADDITIONAL INFORMATION                            November 30, 1998
-----------------------------------



                              CONCORDE FUNDS, INC.
                            1500 Three Lincoln Centre
                                5430 LBJ Freeway
                               Dallas, Texas 75240



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Concorde Funds, Inc. dated November 30, 1998. Requests for copies of the prospectus should be made in writing to Concorde Funds, Inc., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, Attention: Corporate Secretary or by calling (972) 387-8258.

                              CONCORDE FUNDS, INC.

                                Table of Contents

                                                                       Page No.


GENERAL INFORMATION ..................................................    1

INVESTMENT RESTRICTIONS ..............................................    1

INVESTMENT POLICIES AND PRACTICES ....................................    4

DIRECTORS AND OFFICERS OF THE CORPORATION ............................   14

PRINCIPAL SHAREHOLDERS ...............................................   17

INVESTMENT ADVISOR ...................................................   18

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE .....................   20

REDEMPTION OF FUND SHARES ............................................   22

ALLOCATION OF PORTFOLIO BROKERAGE ....................................   22

CUSTODIAN ............................................................   23

TAXES ................................................................   24

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS .............................   25

FINANCIAL STATEMENTS .................................................   25

SHAREHOLDER MEETINGS .................................................   25

DESCRIPTION OF BOND RATINGS ..........................................   27

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated November 30, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.


          This Statement of Additional Information does not constitute an offer to sell securities.

                               GENERAL INFORMATION

          Concorde Funds, Inc. (the "Corporation") was incorporated under the laws of Texas on September 21, 1987. The Corporation was called "Concorde Value Fund, Inc." from September 21, 1987 until November 21, 1995. The Corporation is authorized to establish and operate one or more separate series of mutual funds. The Corporation currently consists of two separate funds namely "Concorde Value Fund" (the "VALUE FUND") and "Concord Income Fund" (the "INCOME FUND")
(collectively, the "FUNDS" or individually, "FUND"). The VALUE FUND is the continuation of the original Concorde Value Fund, Inc.

                             INVESTMENT RESTRICTIONS


          As set forth in the prospectus dated November 30, 1998 of the FUNDS under the caption "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES?", the investment objective of the VALUE FUND is to produce long-term growth of capital, without exposing capital to undue risk. The VALUE FUND invests principally in undervalued common stocks. The investment objective of the INCOME FUND is to produce current income, primarily through investing in a diversified portfolio of income producing securities. Growth of capital is a secondary objective of the INCOME FUND. Consistent with these investment objectives, each of the FUNDS has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:


          1. The FUNDS will not sell securities short, buy securities on margin, purchase warrants, participate in a joint-trading account or deal in options; provided, however, that the FUNDS may invest in and commit their assets to writing and purchasing put and call options on securities and stock indexes to the extent permitted by the Investment Company Act of 1940, as amended.

          2. The VALUE FUND's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the VALUE FUND's net assets and of such 5% not more than 2% of the Value Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are options to purchase securities at a specified price, valid for a specified period of time. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. If the VALUE FUND does not exercise a warrant, its loss will be the purchase price of the warrant.

          3. Neither FUND will borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets, and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the FUND's net assets. Neither FUND will purchase securities while it has any outstanding borrowings.

          4. The VALUE FUND will not lend money (except by purchasing publicly distributed debt securities) and will not lend its portfolio securities. The INCOME FUND will not make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 10% of the value of the INCOME FUND'S total assets would be the subject of such loans.

          5. Neither FUND will make investments for the purpose of exercising control or management of any company.

          6. Each FUND will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Sections 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including
receivables),  U.S.  Government  Securities,   securities  of  other  investment
companies and other securities for the purpose of the foregoing limited in respect to any one issuer to an amount not greater than 5% of the value of the total assets of the FUND and not more than 10% of the outstanding voting securities of such issuer.)

          7. Neither FUND will concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies engaged in the same industry.

          8. Neither FUND will purchase from or sell to any of its officers or directors or firms for which any of them is an officer or director any securities except shares of the FUNDS.

          9. Neither FUND will acquire or retain any security issued by a company if any of the directors or officers of the Corporation, or directors, officers or other affiliated persons of its investment advisor, beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          10. Neither FUND will act as an underwriter or distributor of securities other than shares of the FUNDS and the VALUE FUND will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended. The INCOME FUND may invest in restricted securities subject to the limitations set forth in investment restriction 14.

          11.  Neither  FUND will  purchase  or sell real  estate or real estate
mortgage  loans;  provided,   however,  that  the  INCOME  FUND  may  invest  in
mortgage-backed securities.

          12. Neither FUND will purchase or sell commodities or commodities contracts.

          13. The VALUE FUND will not invest more than 5% of its total assets in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of any merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          14. The VALUE FUND's investments in illiquid and/or not readily marketable securities (including repurchase agreements maturing in more than seven days) will not exceed 10% of its total assets and the INCOME FUND'S investments in such illiquid securities will not exceed 15% of its total assets.

          15. Neither FUND will invest in oil, gas and other mineral leases, or enter into arbitrage transactions.

          The FUNDS have adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

          1. The INCOME FUND'S investments in warrants will be limited to 5% of the INCOME FUND'S net assets. Included within that amount, but not to exceed 2% of the total value of the INCOME FUND'S net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

          2. The INCOME FUND will not invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          3. Neither FUND will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUND or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the FUND would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 10% of the FUND's net assets, taken at current value, would be invested in securities of registered closed-end investment companies. The
Advisor will not waive its investment advisory fee with respect to those FUND assets, if any, invested in registered closed-end investment companies.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of a FUND's assets will not constitute a violation of that restriction.

                        INVESTMENT POLICIES AND PRACTICES

Lending Portfolio Securities

          The INCOME FUND may lend a portion of its portfolio securities although the INCOME FUND will not engage in any such transaction if it would cause more than 10% of its net assets to be subject to such loans. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the INCOME FUND could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the INCOME FUND would receive the amount of dividends or interest paid on the loaned securities.


          Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the INCOME FUND's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value shall become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Concorde Financial Corporation (which does business under the name Concorde Investment Management), the FUNDS' investment advisor (the "Advisor"), to be of good standing. Loans will not be made unless, in the judgment of the Advisor, the consideration which can be earned from such loans justifies the risk.


          The borrower, upon notice, must redeliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the INCOME FUND will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

          In making such loans, the INCOME FUND may utilize the services of a loan broker and pay a fee therefor. The INCOME FUND may incur additional custodian fees for services in connection with the lending of securities.

Mortgage-Backed Securities

          The INCOME FUND may invest in Mortgage-Backed Securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property.
Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-

Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities are described below.

          Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

          The Guaranteed Government Agency Mortgage-Backed Securities in which the INCOME FUND may invest will include those issued or guaranteed by the
Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

          Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

          Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that originally may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

          Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States government.

          Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

          Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States government.

          Privately-Issued Mortgage-Backed Securities. Mortgage-Backed Securities include Privately-Issued Mortgage-Backed Securities, which are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of the investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae,

Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

          Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others.

          Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

          Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the INCOME FUND are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

          No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Corporation's Board of Directors. In accordance with such guidelines, the Advisor will monitor the INCOME FUND's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

          Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Illiquid Securities

          Each of the FUNDS may invest in illiquid securities subject to the limitations set forth in investment restriction 14. The Board of Directors of the Corporation or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors.

          Restricted securities, which may be purchased only by the INCOME FUND, may be sold by the INCOME FUND only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the INCOME FUND may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the INCOME FUND may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the INCOME FUND might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Corporation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the INCOME FUND should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the INCOME FUND will take such steps as it deemed advisable, if any, to protect liquidity.

U.S. Government Securities

          Each of the FUNDS may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

High Yield Securities

          As set forth in the Prospectus, the INCOME FUND may invest in high yield, high risk, lower-rated securities, commonly known as "junk bonds." Investments in such securities are subject to the risk factors outlined below.

          The high yield market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

          The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the INCOME FUND defaults, the INCOME FUND may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the INCOME FUND's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

          Certain securities held by the INCOME FUND, including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the INCOME FUND would have to replace the security with a lower yield security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the INCOME FUND's assets.

          The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the INCOME FUND to value accurately high yield securities or dispose of them. To the extent the INCOME FUND owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The INCOME FUND will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the INCOME FUND must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the INCOME FUND may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Advisor will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the INCOME FUND can meet redemption requests. To the extent that the INCOME FUND invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The INCOME FUND may retain a portfolio security whose rating has been changed.

Hedging Instruments

          Index Options Transactions. The FUNDS may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

          Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the VALUE FUND's 10% limitation and the INCOME FUND's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

          Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the FUNDS may buy or sell; however, the Advisor intends to comply with all limitations.


          Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUNDS will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The FUNDS will not enter into an option position that exposes a FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND'S custodian bank (and marks-to-market, on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.


          The Advisor may utilize index options as a technique to leverage the portfolios of the FUNDS. If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUNDS will be enhanced. If the Advisor has the FUNDS take a position in options and stock prices move in a direction contrary to the Advisor's forecast however, the FUNDS would incur losses greater than the FUNDS would have incurred without the options position.

          Options on Securities. The FUNDS may buy put and call options and write (sell) call options on securities. By writing a call option and receiving a premium, a FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, a FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the FUNDS will be traded on recognized securities exchanges.

          When writing call options on securities, a FUND may cover its position by owning the underlying security on which the option is written. Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the FUNDS may cover their position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the FUND. The principal reason for the FUNDS to write call options on stocks held by the FUNDS is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

          When a FUND wishes to terminate the FUND's obligation with respect to an option it has written, the FUND may effect a "closing purchase transaction." The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When a FUND is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

          A FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the put option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option. A FUND also will realize a gain if a call option which the FUND has written lapses unexercised, because the FUND would retain the premium.

          A FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option. If a put or a call option which the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.

          Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUNDS. In such event, the FUNDS would be unable to realize their profits or limit their losses until the FUNDS would exercise options they hold and the FUNDS would remain obligated until options they wrote were exercised or expired.

          Because option premiums paid or received by the FUNDS are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Municipal Securities

          The INCOME FUND may invest in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Certain of the municipal securities in which the INCOME FUND may invest represent relatively recent innovations in the municipal securities markets. Because the INCOME FUND does not intend to invest a substantial amount of its assets in municipal securities, the interest on which is exempt from federal income tax, the INCOME FUND does not expect to be entitled to pass through to its shareholders the tax-exempt nature of any interest income attributable to investments in municipal securities.

                    DIRECTORS AND OFFICERS OF THE CORPORATION


          The name, address, age, principal occupations during the past five years and certain other information as of November 1, 1998 with respect to each of the directors and officers of the Corporation are as follows:

JOHN R. BRADFORD, Ph.D.,  76

 3112 - 42nd Street
Lubbock, Texas   79413

(A DIRECTOR OF THE CORPORATION)

          Dr. Bradford is Vice President of Development of Compliance Services Group, Inc., an international integrated environmental management consulting and engineering service company.


GILBERT F. HARTWELL,  74

 5442 Darnell Street
Houston, Texas   77096

(A DIRECTOR OF THE CORPORATION)

          Mr. Hartwell is a Director of Century Business Machines, Houston, Texas, an office business machine company and the successor to Hartwell's Office World, Inc. Mr. Hartwell was the Chairman and founder of Hartwell's Office World, Inc.

JOHN H. WILSON,  56


1500 Three Lincoln  Centre
5430 LBJ Freeway
Dallas,  Texas 75240
(A DIRECTOR OF THE CORPORATION)


          Mr. Wilson is President of U.S. Equity Corporation, a venture capital firm. Prior to July 1998, Mr. Wilson was President and a Director of Whitehall Corporation, which rebuilds, modifies and maintains commercial and military aircraft. He currently serves on the Board of Directors of Capital Southwest Corporation, a venture capital firm, Encore Wire Corporation, a manufacturer of electrical wire and cable, and Palm Harbor Homes, Inc., a producer of manufactured homes.

GARY B. WOOD, Ph.D.*,  48


1500 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas  75240
(PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)


          Dr. Wood is President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an investment advisory firm affiliated with the Advisor. He is also Chairman of the Board and a director of OmniMed Corporation, Houston, Texas, a medical equipment business and has been an officer and director of such corporation and its predecessor Uro-Tech Management Corporation, Dallas, Texas, since June, 1983. He is also Chairman of the Board of International Hospital Corporation, Dallas, Texas, and its Mexican subsidiary, Consorcio International Hospital, S.A. de C.V., hospital construction and management firms; Document Authentication Systems, Inc., an electronic commerce company; and Alpha Holdings, Inc., a plastics manufacturing company. Dr. Wood currently serves on the Board of Directors of Harken Energy Corporation, a public corporation headquartered in Dallas, Texas, and is Chairman of the Board and a director of Positron Corporation, a public corporation headquartered in Houston, Texas.

---------------------------
* Dr. Wood is a director who is an "interested person" of each FUND as that term is defined in the Investment Company Act of 1940.

JOHN A. STETTER,  43


1500 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240 (SECRETARY OF THE CORPORATION)

          Mr. Stetter has been a Portfolio Manager for the Advisor since 1994. From 1988 until 1994, he was the President of his own investment advisory firm.


          During the fiscal year ended September 30, 1998 the Corporation did not pay any directors' fees. The Corporation's standard arrangement with directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the current directors of the Corporation during the fiscal year ended September 30, 1998:


                               COMPENSATION TABLE
                               Aggregate       Pension or Retirement  Estimated Annual  Total Compensation from
                          Compensation from     Benefits Accrued as     Benefits Upon     Corporation and Fund
Name of Person                Corporation      Part of Fund Expenses     Retirement     Complex Paid to Director
--------------                -----------      ---------------------     ----------     ------------------------
John R. Bradford, Ph.D.           $0                   $0                    $0                    $0
Gilbert F. Hartwell                0                    0                     0                     0
John H. Wilson                     0                    0                     0                     0
Gary B. Wood, Ph.D.                0                    0                     0                     0

                             PRINCIPAL SHAREHOLDERS


          Set forth below are the names and addresses of all holders of each FUND's shares who as of November 1, 1998 beneficially owned more than 5% of the then outstanding shares of a FUND as well as the number of shares of each FUND beneficially owned by all officers and directors of the Corporation as a group.


VALUE FUND
   Name and Address                Number of Shares                  Percent
   of Beneficial Owner              of VALUE FUND                    of Class
   ------------------              -------------                     --------

Mr. and Mrs. I.D. Bufkin              151,201                          16.3%
R.R. 5, Box 390

  Brenham, TX  77833

William E. Watson                      72,598                           7.8%

  MDPA Pension Plan
  #3 Bent Tree Court
  Lufkin, TX  75901

Mr. and Mrs. C.W. Nance               100,750                          10.8%

  214 North Bay EB
  Bullard, TX  75757

Mr. and Mrs. R.S. Cunningham           50,869                           5.5%

  #2 Saddlewood Estates
  Houston, TX  77024

Mr. and Mrs. Donald S. Taylor          51,427                           5.5%
3803 Pleasant Valley Drive
Missouri City, TX  77459
Mr. and Mrs. Stephen D. Chesebro       52,203                           5.6%
5473 Sugar Hill Drive
Houston, TX  77056
Charles Schwab & Co.                  678,240                          73.0%

  101 Montgomery Street
  San Francisco, CA 94104

Officers and Directors                 11,307                           1.2%
  as a group (5 persons)

---------------

* At November 1, 1998, Charles Schwab & Co. owned of record 678,240 shares of the VALUE FUND or 73.0% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included the shares held by Mr. and Mrs. I.D. Bufkin, Mr. and Mrs. C.W. Nance , Mr. and Mrs. R.S. Cunningham, Mr. and Mrs. Donald S. Taylor and Mr. and Mrs. Stephen D. Chesebro.

INCOME FUND
     Name and Address of         Number of Shares                  Percent
       Beneficial Owner          Of INCOME FUND                   of Class
    --------------------         ---------------                 -----------
Mr. and Mrs. I.D. Bufkin               81,501                         17.0%

R.R. 5, Box 390
Brenham, TX  44833

William E. Watson MDPA                 70,486                         14.7%

   Pension Plan
#3 Bent Tree Court
Lufkin, TX  75901

Mr. and Mrs. W.J. Stetter              28,842                          6.0%

4322 Melissa Lane
Dallas, TX  75229

Mr. and Mrs. Edgar J. Milan            33,284                          6.9%
3350 McCue Road
Unit 2203
Houston, TX  77056


Dr. and Mrs. Jerry M. Lewis            25,826                          5.4%
6705 Meadow Lake Avenue
Dallas, TX  75214
J.A. Watson IRA Rollover               25,519                          5.3%

7235 Lakewood Boulevard
Dallas, TX  75214

Charles Schwab & Co.                  343,236                         71.7%

101 Montgomery Street
San Francisco, CA  94104

Officers and Directors as a             3,021                          .6%
   group (5 persons)

-----------------------


* At November 1, 1998, Charles Schwab & Co. owned of record 343,236 shares of the INCOME FUND or 71.7% of the then outstanding shares. All of the shares owned by Charles Schwab & Co. were owned of record only and included shares held by Mr. and Mrs. I.D. Bufkin, Mr. and Mrs. W. J. Stetter, J.A. Watson IRA Rollover, Mr. and Mrs. Edgar J. Milan and Dr. and Mrs. Jerry M. Lewis.


                               INVESTMENT ADVISOR


          As set forth in the Prospectus under the caption "WHO MANAGES THE FUNDS?" the investment advisor to the FUNDS is Concorde Financial Corporation, which does business under the name Concorde Investment Management (the "Advisor"). The Advisor is controlled by Gary B. Wood, Ph.D. Pursuant to an investment advisory agreement between each FUND and the Advisor (the "Agreement"), the Advisor furnishes continuous investment advisory and management services to the FUNDS. During the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996 the VALUE FUND paid the Advisor advisory fees of $160,844, $131,036 and $112,373 , respectively. During the fiscal year ended September 30, 1998, September 30, 1997 and the period from January 22, 1996 (commencement of operations) through September 30, 1996, the INCOME FUND paid the Advisor advisory fees of $31,277, $21,235 and $9,440, respectively.


          Each FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions. The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of a FUND's assets; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.


          The Advisor has undertaken to reimburse each FUND to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the FUND for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the FUND are qualified for sale. If the states in which the shares of the FUND are qualified for sale impose no such restrictions, the Advisor will not be obligated to reimburse the FUND. As of the date of this Statement of Additional Information the shares of the FUNDS are not qualified for sale in any state which imposes an expense limitation. Each FUND monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the FUND exceeds an applicable expense limitation, the FUND will create an account receivable from the Advisor for the amount of such excess. In such a situation, the monthly payment of the Advisor's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the FUND's fiscal year if accrued expenses thereafter fall below this limit. The adjustment will be reconciled at the end of the fiscal year and not carried forward. During the fiscal year ended September 30, 1998, September 30, 1997 and the period from January 22, 1996 (commencement of operations) through September 30, 1996, the Adviser reimbursed the INCOME FUND $25,222, $38,502 and $22,663, respectively, for excess expenses during such periods.

          Each Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of a FUND's shareholders, on sixty days written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.

          Each Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          As set forth in the Prospectus under the caption "HOW IS A FUND'S SHARE PRICE DETERMINED?" the net asset value of the FUND will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  The FUNDS may occasionally advertise performance data such as total return or, with respect to the INCOME FUND only, yield. To facilitate the comparability of these statistics from one mutual fund to another, the Securities and Exchange Commission has developed guidelines for the calculation of these statistics. Any total rate of return quotation for a FUND will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the FUND during that period. Any period total rate of return quotation of a FUND will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by $1000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of a FUND will be calculated by dividing the redeemable value at the end of the period (i.e. the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                         P(1+T)n = ERV

            P    =    a hypothetical initial payment of $1000

            T    =    average annual total return

            n    =    number of years

          ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the stated periods at the end of the stated periods.

          A yield quotation is based upon a 30 day period and is computed by dividing the net investment income per share earned during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The INCOME FUND's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

                 a-b      6
     Yield = 2[(----- + 1) - 1]
                 cd



              This calculation can be expressed as follows:


     Where:   a= dividends and interest earned during the period.

              b= expenses accrued for the period (net of reimbursements).

              c=  the average daily number of shares outstanding
                  during  the  period  that  were   entitled  to
                  receive dividends.

              d= maximum offering price per share on the last day of the period.


          The total return of the VALUE FUND for the period December 4, 1987, the day the VALUE FUND commenced operations, through September 30, 1998 was 148.28%. An initial investment of $1,000 in the VALUE FUND at December 4, 1987 would have been worth $2,482.79 as of September 30, 1998. The average annual compounded rate of return of the VALUE FUND over this period was 8.76%. The average annual compounded rate of return of the VALUE FUND for the 5-year period ended September 30, 1998 was 10.13%. The VALUE FUND's compounded rate of return for the 1-year period ended September 30, 1998 was - 14.76%.

          The INCOME FUND'S total return for the period from January 22, 1996, the day the INCOME FUND commenced operations, through September 30, 1998 was 12.22%. An initial investment of $1,000 in the INCOME FUND at January 22, 1996 would have been worth $1,122.22 as of September 30, 1998. The average annual compounded rate of return of the INCOME FUND over this period was 4.84%. The INCOME FUND's compounded rate of return for the 1-year period ended September 30, 1998 was .92%.

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the FUNDS in the future. Such performance results for the INCOME FUND also reflect reimbursements made by the Advisor during the period from January 22, 1996 (commencement of operations) through September 30, 1998 to keep aggregate annual operating expenses at or below 2% of daily net assets. For example, the INCOME FUND's ratio of total expenses to average net assets for the year ended September 30, 1998 was 1.89% and, absent reimbursements, 2.46%. An investment in a FUND will fluctuate in value and at redemption its value may be more or less than the initial investment.


                            REDEMPTION OF FUND SHARES

          Subject to a FUND's compliance with applicable regulations, each FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in kind of securities (instead of cash) from the FUND's portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of FUND shares receives a distribution in kind, he would incur brokerage charges when converting the securities to cash. Holders of FUND shares who in any 90 day period redeem no more than the lesser of $250,000 or 1% of the FUND's net assets at the beginning of the 90 day period will be paid the redemption price in cash.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the FUNDS are made by the Advisor subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for a FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a FUND means the best net price without regard to the mix between purchase or sale price and commission, if any. For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price or from non-principal market makers who are paid commissions directly. A FUND may allocate portfolio brokerage on the basis of recommendations to purchase shares of the FUND made by brokers if the Advisor reasonably believes the commissions and transaction quality are comparable to that available from other brokers.


          In allocating brokerage business for the FUNDS, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUNDS may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Agreement provides that the Advisor may cause a FUND to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the FUND and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the VALUE FUND during the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996 to brokers totaled $56,006 on transactions involving securities having a total market value of $17,845,529, $28,624 on transactions involving securities having a total market value of $8,983,205 and $14,755 on transactions involving securities having a total market value of $6,955,104, respectively. Brokerage commissions paid by the INCOME FUND during the fiscal year ended September 30, 1998, September 30, 1997 and the period from January 22, 1996 (commencement of operations) through September 30, 1996 to brokers totaled $4,492 on transactions involving securities having a total market value of $1,365,885, $4,210 on transactions involving securities having a total market value of $1,019,905 and $4,548 on transactions involving securities having a total market value of $2,761,110, respectively. All of such brokers provided research services to the Advisor.


                                    CUSTODIAN

          Firstar Bank Milwaukee, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as custodian for the FUNDS. As such, Firstar Bank Milwaukee, N.A. holds all securities and cash of the FUNDS, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. Firstar Bank Milwaukee, N.A. does not exercise any supervisory function over the management of the FUNDS, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, N.A., acts as the FUNDS' fund accountant, transfer agent and dividend disbursing agent. Firstar Mutual Fund Services, LLC has entered into a fund accounting services agreement with the FUNDS pursuant to which it acts as fund accountant. As fund accountant Firstar Mutual Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of each FUND and calculates each FUND's net asset value on a daily basis. In consideration of such services, the FUNDS pays monthly a fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses. During the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996 , the VALUE FUND paid $23,774, $23,890 and $25,054 , respectively, pursuant to the fund accounting services agreement. During the fiscal year ended September 30, 1998, September 30, 1997 and the period from January 22, 1996 (commencement of operations) through September 30, 1996, the INCOME FUND paid $27,895, $24,385 and $12,641, respectively, pursuant to the fund accounting services agreement.


                                      TAXES


          As set forth in the Prospectus under the caption "WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?" the FUNDS will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

          Dividends from a FUND's net investment income and distributions from a FUND's net long-term realized capital gains are taxable to shareholders, whether received in cash or in additional shares of Common Stock. The 70% dividends-received deduction for corporations will apply only to dividends from a FUND's net investment income, subject to proportionate reductions if the aggregate dividends received by the FUND from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the FUND.


          Any dividend or capital gains distribution paid shortly after a purchase of shares of Common Stock, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of Common Stock immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          Shareholders may realize a capital gain or capital loss in any year in which they redeem shares of Common Stock. The gain or loss is the difference between the shareholder's basis (cost) and the redemption price of the shares redeemed.

          The FUNDS may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the FUNDS with his Social Security or other taxpayer identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          Kinder & Wyman, P.C., Irving, Texas, has been selected as the independent certified public accountants for the FUNDS.


                              FINANCIAL STATEMENTS


          The following audited financial statements are incorporated by reference to the Concorde Funds, Inc. Annual Report dated September 30, 1998 (File No. 811-5339), as filed with the Securities and Exchange Commission on November 20, 1998:


                  Concorde Value Fund
                           Financial Highlights
                           Investments in Securities
                           Covered Call Options Written
                           Statement of Assets and Liabilities
                           Statement of Operations
                           Statements of Changes in Net Assets
                           Notes to Financial Statements
                           Independent Auditors' Report

                  Concorde Income Fund

                           Financial Highlights
                           Investments in Securities
                           Covered Call Options Written
                           Statement of Assets and Liabilities
                           Statement of Operations
                            Statements of Changes in Net Assets
                           Notes to Financial Statements
                           Independent Auditors' Report


                              SHAREHOLDER MEETINGS

          The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to vote not less than 10% of the FUNDS' outstanding shares, the Secretary of the Corporation shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of factor omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                           DESCRIPTION OF BOND RATINGS

          As set forth in the Prospectus under the caption "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES?" the FUNDS may invest in publicly distributed debt securities assigned one of the highest four ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., and the INCOME FUND may invest up to 20% of its assets in debt securities that are rated below investment grade, but not lower than a B rating. A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Corporation. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

          AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

          BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by larger uncertainties or major risk exposures to adverse conditions.

          Moody's Investors Service, Inc.

          Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           PART C - OTHER INFORMATION

         Item 24. Financial Statements and Exhibits


      (a.) Audited Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Concorde Funds, Inc. Annual Report dated September 30, 1998 (File No. 811-5339) (as filed with the Securities and Exchange Commission on November 20, 1998) in Part B


                  Concorde Value Fund
                      Financial Highlights
                      Investments in Securities
                      Covered Call Options Written
                      Statement of Assets and Liabilities
                      Statement of Operations
                      Statements of Changes in Net Assets
                      Notes to Financial Statements
                      Independent Auditors' Report

                  Concorde Income Fund

                      Financial Highlights
                      Investments in Securities
                      Covered Call Options Written
                      Statement of Assets and Liabilities
                      Statement of Operations
                       Statements of Changes in Net Assets
                      Notes to Financial Statements
                      Independent Auditors' Report


      (b.)        Exhibits


                   (1)       Registrant's Articles of Incorporation, as amended
                             (4).

                   (2)       Registrant's Amended and Restated By-Laws(1).


                   (3)       None

                   (4)       None


                 (5.1)       Investment Advisory Agreement for the VALUE FUND
                             (3).

                 (5.2)       Investment Advisory Agreement for the INCOME FUND
                             (1).


                   (6)       None

                   (7)       None


                   (8) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)(3).

                   (9) Shareholder Servicing Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC)(3).

                 (9.1) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC)(3).

                  (10)       Opinion of Foley & Lardner, counsel for Registrant.

                  (11)       Consent of Kinder & Wyman, P.C.


                  (12)       None.


                  (13)       Subscription Agreement(4).

                (14.1)       Individual Retirement Account(4).

                (14.2)       Simplified Employee Pension Plan(4).

                (14.3)       Defined Contribution Retirement Plan(4).

                (14.4)       Prototype 403(b)(7) plan(4).


                  (15)       None.


                  (16) Schedule for computation of performance quotation(2).


                  (17)       Financial Data Schedule.

                  (18)       None.

---------------
(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on September 18, 1995 and its accession number is 0000897069-95-000126.
(2) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on December 4, 1995 and its accession number is 0000950134-95-003200.
(3) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on December 2, 1996 and its accession number is 0000897069-96-000421.
(4) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000023.


Item 25. Persons Controlled by or under Common Control with Registrant

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any person.

Item 26. Number of Holders of Securities


                                                 Number of Record Holders
                     Title of Class             as of  October 31,  1998
                     --------------             -------------------------

Series A Common Stock (VALUE FUND)                          64


Series B Common Stock (INCOME FUND)                         15



       Item 27. Indemnification

          Section 2.02 of the Texas  Business  Corporation  Act and Article VII,
Section 7 of the Registrant's By-Laws provide for the indemnification of Registrant's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933.

          The By-Laws provide that any director, officer, agent or employee of Registrant and any person similarly serving another enterprise at the request of Registrant is entitled to indemnification against expenses, judgments, fines and amounts paid in settlement reasonably incurred in any threatened, pending or completed proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; provided that Registrant may not indemnify any such person in relation to matters to which such person shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his office. Unless ordered by a court, the determination that indemnification of an individual is proper is to be made by
(i) the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding nor interested persons of Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940; (ii) if such a quorum cannot be obtained, by a majority vote of a committee consisting of not less than two of such directors; (iii) if the required quorum is not obtainable and the committee cannot be established or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion; or (iv) by the shareholders.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisor

          Information with respect to Dr. Wood is incorporated by reference to page B-17 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 29. Principal Underwriters

         Registrant has no principal underwriters.

Item 30. Location of Accounts and Records


          All accounts,  books, or other documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of either Registrant's Treasurer, Gary
B. Wood, Ph.D., at Registrant's corporate offices, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, or Registrant's custodian, Firstar Bank Milwaukee, N.A., or at Registrant's fund accountant, transfer agent and dividend disbursing agent, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


Item 31. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32. Undertakings

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 19th day of November, 1998.


                              CONCORDE FUNDS, INC.
                                  (Registrant)




                                              By:    /s/ Gary B. Wood, Ph.D.

                                                     Gary B. Wood, Ph.D.
                                                           President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              Name               Title                         Date



/s/      Gary B. Wood, Ph.D.       Principal Executive,      November 19, 1998
---------------------------
         Gary B. Wood, Ph.D.       Financial and

                                   Accounting Officer
                                   and Director



/s/      Gilbert F. Hartwell       Director                  November 16, 1998
----------------------------

         Gilbert F. Hartwell



/s/      John H. Wilson            Director                  November 19, 1998
----------------------------

         John H. Wilson



/s/      John R. Bradford, Ph.D.    Director                 November 16, 1998
-------------------------------
         John R. Bradford, Ph.D.

                               EXHIBIT INDEX
                               -------------


       Exhibit No.                         Exhibit
       ----------                          -------
           (1)          Registrant's Articles of Incorporation, as amended*
           (2)          Registrant's Amended and Restated By-Laws*
           (3)          None
           (4)          None

         (5.1)          Investment Advisory Agreement for the VALUE FUND*
         (5.2)          Investment Advisory Agreement for the INCOME FUND*
           (6)          None
           (7)          None

           (8) Custodian Agreement with First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)*

           (9)          Shareholder Servicing Agent Agreement with First

                        Wisconsin Trust Company (predecessor to Firstar Mutual Fund Services, LLC)*
         (9.1) Fund Accounting Services Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services,
                        LLC)*
          (10)          Opinion of Foley & Lardner, Counsel for Registrant
          (11)          Consent of Kinder & Wyman, P.C.
          (12)          None

-----------------------------
    *Incorporated by reference

                             Exhibit Index - Page 1

          (13)          Subscription Agreement*
        (14.1)          Individual Retirement Account*
        (14.2)          Simplified Employee Pension Plan*
        (14.3)          Defined Contribution Retirement Plan*
        (14.4)          Prototype 403(b)(7) plan*

          (15)          None
          (16)          Schedule for computation of performance quotation*
          (17)          Financial Data Schedule
          (18)          None

----------------
* Incorporated by reference